Nationwide Life Insurance Company • Nationwide Variable Account-II • Nationwide Variable Account-9

Prospectus supplement dated September 25, 2010 to
BOA America's Future Annuity II, Nationwide Destination All American Gold, Compass All American Gold,
Key All American Gold, M&T All American Gold, BOA Achiever Annuity, America's Horizon Annuity,
BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination C, BOA Elite Venue Annuity,
BOA Choice Venue Annuity II, Nationwide Destination L, Schwab Custom Solutions Variable Annuity,
Schwab Income Choice Variable Annuity, Nationwide Traditions, Nationwide Income Architect Annuity, Nationwide Destinaton B, BOA All American Annuity, M&T All American Annuity, and BOA Choice Venue Annuity
prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about October 18, 2010, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Nationwide Fund: Class II will add Diamond Hill Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Nationwide Fund: Class II will be Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.